Exhibit 99.1

Titan Pharmaceuticals Titan Corporate Presentation | December 2019 Company Confidential | Do Not Copy or Distribute | Copyright © Titan Pharmaceuticals 2019

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , or the Exchange Act . All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words .  These forward - looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, so you should not place undue reliance on our forward - looking statements . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results . We have included important factors in the cautionary statements included in this presentation, and in the documents we file with the Securities and Exchange Commission under the Securities Act and Exchange Act, particularly in the ‘Risk Factors’ section, that could cause actual future results or events to differ materially from the forward - looking statements that we make . Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make . The forward - looking statements included in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation . This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry . We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty . We caution you not to give undue weight to such projections, assumptions and estimates . ProNeura is a trademark and Probuphine is a registered trademark of Titan Pharmaceuticals, Inc . Sixmo - buprenorphine is a registered trademark of L . Molteni & C . dei F . lli Alitti Società di Esercizio S . p . A . (“Molteni”) Forward - Looking Statements 2

Highlights 3 Innovative & Proprietary Drug Delivery Platform Refocused Commercialization Strategy Large & Growing Market Opportunity Experienced Management Team

Plasma Drug Levels Time Therapeutic Window ProNeura Oral Delivery Titan’s Proprietary Technology ProNeura™ Long - Term Drug Delivery Platform 4 Drug is released continuously into patient's body through diffusion controlled dissolution • Provides continuous delivery of medication into the sub - dermal tissue avoiding daily peak and trough blood levels associated with once a day oral dosing • Around - the - clock long - term treatment (potentially 3 - 12 months) in outpatient setting EVA POLYMER API IMPLANT BLENDED & EXTRUDED Subdermal Administration

Marketing Probuphine ® (buprenorphine) implant for the maintenance treatment of Opioid Use Disorder (OUD) in clinically stable patients on 8 mg or less a day of oral buprenorphine Transitioned to a Commercial - Stage Company First Approved ProNeura - Based Product 5 * European patent was acquired by Molteni in March 2018 Probuphine Commercial Status • Approved in U.S., Canada and Europe (EU brand name Sixmo ® - buprenorphine) • North American rights reacquired by Titan in mid 2018 - Relaunched in the U.S. by Titan; marketed in Canada by Knight Therapeutics • Rights to EU and other select territories acquired by Molteni Farmaceutici of Italy Product Life Cycle Management • Additional patent applications directed to the platform technology could potentially provide protection into early 2030s (issued method of use patents provide protection for Probuphine in U.S. and Europe* into 2024 and 2023, respectively) • Related method of use patents for Probuphine have also been issued and/or filed in Australia, Canada, India, Japan, Mexico, New Zealand and Hong Kong

Addiction To Opioids Challenge & Opportunity Approximate U.S. annual sales 1 Buprenorphine is the gold standard in Medication Assisted Therapy (MAT) $2B U.S. Opioid Overdose Deaths in 2017 3 Each Day 3 130 From Prescription Opioids 4 35% As many as in 1999 3 6X Challenges with sublingual buprenorphine potentially addressed with Probuphine • Poor compliance, diversion and abuse • Variable levels of medication in blood • Stigma associated with daily dosing Treatment landscape is evolving • Depot technologies influencing the market from daily to longer acting therapy 2 • Probuphine can benefit from the changing emphasis to longer term therapeutic options Sources: 1. https://www.painnewsnetwork.org/stories/tag/buprenorphine 2. Indivior Jefferies 2019 Global Healthcare Conference Presentation, June 4, 2019 3. https://www.cdc.gov/drugoverdose/epidemic/index.html 4. https://www.cdc.gov/drugoverdose/data/prescribing.html 5. https://www.nytimes.com/2018/08/24/opinion/opioid - epidemic - states.html 10% More than in 2016 5 6

Market Opportunity

Unsatisfied Growing Market

Less Than

50%

of the patient population with OUD is **medically treated**[1]

Approximately

46,500

of physicians, representing **5% of the nation's doctors**, are currently certified to prescribe buprenorphine[2]

Approximately

6,000

physicians are writing approximately **90% of buprenorphine prescriptions**[3]

Approximately

1/2

of U.S. counties don't have a single buprenorphine prescriber[4]

Prescription Opioid Overdose, Misuse & Dependence Costs the U.S. Over

$78B **annually**[5]

in **health care**, **criminal justice**, and **lost productivity** costs

Sources:

1. https://www.ncbi.nlm.nih.gov/books/NBK534504/
2. https://www.medpagetoday.com/psychiatry/addictions/71169
3. https://www.cnbc.com/2016/07/05/government-expands-access-to-drug-used-to-treat-opioid-abuse.html
4. *https://www.nytimes.com/2018/06/23/health/opioid-addiction-suboxone-treatment.html*
5. https://www.pewtrusts.org/en/research-and-analysis/fact-sheets/2017/02/the-case-for-medication-assisted-treatment

TITAN PHARMACEUTICALS | 7

Treatment Paradigm 8 PROBUPHINE is the first and only implant that provides continuous 6 - month maintenance treatment of opioid use disorder in eligible patients 1 The World Health Organization has designated buprenorphine an essential medicine for the treatment of opioid use disorder 2 WARNING: IMPLANT PROTRUSION, EXPULSION and NERVE DAMAGE ASSOCIATED WITH INSERTION and REMOVAL • Insertion and removal of Probuphine are associated with the risk of implant migration, protrusion, expulsion, and nerve damage resulting from procedure • Probuphine is only available through a restricted program called the Probuphine REMS Program • For more information, see important safety information at www.probuphine.com Sources: 1. Clinically stable patients on 8 mg or less a day of oral buprenorphine 2. World Health Organization: Model List of Essential Medicines 2019

ProNeura-Based Products & Product Candidates

Robust Addiction Pipeline

CANDIDATE	INDICATION	STAGE: PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MARKET
Probuphine (United States, Canada)	Opioid Use Disorder					
Sixmo-buprenorphine (European Union)	Opioid Use Disorder					
Nalmefene	Opioid Use Disorder					



Nalmefene implant

- Nalmefene is a full opioid antagonist in development for treatment of OUD by several companies (daily dosed formulations)
- Titan was awarded a grant of $8.7 Million by National Institutes of Health (NIH – NIDA) for early stage development of long acting implant (target 6 months) for treatment of OUD[1]

Additional ProNeura Programs outside of OUD

- **Malaria prophylaxis** (in collaboration with Walter Reed Army Institute of Research and Southwest Research Institute) non-clinical research funded by WRAIR[2]
- **Peripheral neuropathic pain** with a Kappa opioid receptor agonist in collaboration with JT Pharmaceuticals

Sources:
1. https://www.titanpharm.com/news/press-releases/detail/200/titan-awarded-nida-grant-for-the-development-of-a-nalmefene
2. https://globalbiodefense.com/2018/05/13/wrair-malaria-implantable-sustained-release-medical-countermeasure/

9

Probuphine U.S. Relaunch Building a Strong Foundation for Growth 10

Probuphine Highlights Potential Differentiators 11 Administered as a 6 - month implant, Probuphine does not require daily supervised use May help remove the stigma and stress of daily dispensing, helping patients and their families maintain a standard lifestyle of employment, relationships and caretaking responsibilities May offer advantages for some people who have difficulties adhering to supervised daily pills (e.g. people with mobility problems, who are working, incarcerated or are attending school/college) Probuphine delivers medication 24/7, maintaining stable blood levels after four weeks for the six month duration of treatment 24 Continuous 24 - hour Delivery 6 - month Implant Maintenance Schedule Lifestyle 6 months

Key Areas of Focus Commenced Q4 2018 12 Market Access • Market segmentation • Specialty pharmacy distribution network • Patient services “hub” • 3 rd party payors Medical Information • Regulatory and compliance program • Healthcare provider training • Doctor and patient marketing Commercial Infrastructure • Chief Commercial Officer • New commercial organization • Small field sales force

Key Specialty Pharmacies (SPs) Added to Network National Coverage & Strong Relationships with 3 rd Party Payors 13 Announced February 2019: • Network of fulfillment sites spanning entire U.S. Announced May 2019: • Among top SP networks in U.S. Announced June 2019: • Large location in CA; numerous locations across TX Announced July 2019: • Second largest prescription management and pharmaceutical services business in the U.S. Primary Distribution Model • SP carries inventory • Directly handles patient’s insurance billing and payment processes • Ships to the healthcare provider as prescribed

Streamlining the Distribution Process Shortening the Time from Prescription to Product Delivery 14 Physician receives the reimbursed product delivered (up to 3 months) Specialty pharmacy contacts physician to fill out the same application Insurance company contacts physician HUB contacts physician to fill out application Old Probuphine access process (pre - May 2019) Physician fills out Probuphine portal then HUB coordinates with Insurance and Pharmacy (1 week) Specialty pharmacy bills insurance and gets product delivered (1 week) New Streamlined Probuphine access process (post - May 2019)

3rd Party Payor Update

Gaining Market Access

- Established a Medicaid Drug Rebate Agreement
  - Probuphine added to Medicaid for rebate coverage
  - Medicaid paid for $917 million of buprenorphine in 2018[1]
  - Medicaid covers nearly 40% of adults with an OUD[2]
- Established Medicare Part B coverage with completion of Centers for Medicare & Medicaid Services Agreement
- Contracted: 340B pricing coverage with disproportionate share hospitals and outpatient clinics
  - Pricing has been submitted and loaded in the chargeback system for processing of any claims
- Contracted with the Medicare Part D Gap Coverage Discount Program
- Initiated process with Dept. of Veteran Affairs (VA) to establish a Federal Supply Schedule Agreement
- Submitted a supplemental rebate offer to the State of Tennessee

94% of Plans

Coverage Under the Medical Benefit[3]

Sources:
1. https://bipartisanpolicy.org/wp-content/uploads/2019/03/Tracking-Federal-Funding-to-Combat-the-Opioid-Crisis.pdf
2. https://www.rwjf.org/en/library/research/2019/02/medicaid-s-role-in-fighting-the-opioid-epidemic.html
3. Internal formulary data on file

TITAN PHARMACEUTICALS | 15

Building on STEP INTO STABILITY Expanding Demand with HCPs 16 Revised HCP Sales Aid New In - office Demo New HCP ePortal TitanProNet.com New HCP Portal Registration Form New Formulary Access State Specific

Next Stages of Commercialization 17

Sales Growth Initiatives New initiatives: • Expand reach and frequency with additional sales staff and/or co - promotional partnerships • Actively pursuing and engaging with key decision makers at residential treatment centers, VA clinics and the federal/state prison systems Ongoing initiatives: • Continue identifying physicians with buprenorphine population under maintenance treatment • Expand current active prescribers with additional training sessions and focused marketing • Expand training to advanced practice providers (Nurse Practitioners and Physician Assistants) • Continue to streamline specialty pharmacy distribution 18

Patients with Potential Need for Long Acting Buprenorphine 356.8 568 449 63 31 28 68 11 23 80 1500 7032 4231 706 340 332 211 258 1719 330 Patients and Treatment Settings Probuphine Has Highest Potential Within Certain Settings 19 Facilities with High Need for Long Acting Buprenorphine (n=3,896) 1.National Survey of Substance Abuse Treatment Services (N - SSATS): 2016Data on Substance Abuse Treatment Facilities # of Facilities Total Facilities Total Current Buprenorphine Patients # of Patients (In Thousands) Methadone clinics Private non - profit clinics Private for - profit clinic Local county, or community govt. clinics State government clinics Federal government clinics VA Tribal government Prison Rural 304

Europe A Significant Opportunity 20 • Molteni Farmaceutici of Italy acquired Probuphine EU intellectual property from Titan and will commercialize the product in the EU and certain other territories • Sixmo (EU name for Probuphine ) is the first and only six months substitution treatment for opioid dependence in clinically stable adult patients approved in the EU (MA issued on June 19, 2019) • We believe Europe is the 2 nd largest buprenorphine market in the world after the U.S. It is a growing segment and the launch of long term treatments is expected to expedite this trend 1 • The needs for an aging and increasingly vulnerable cohort of long - term opioid users continue to grow 2 • An overall increase in drug - related deaths has been observed over the last 5 years 2 • Diversion of daily administered methadone and buprenorphine is increasing in EU 2 • Titan will receive double digit % earn - out payments on Molteni net sales in EU Sources: 1. http://www.emcdda.europa.eu/system/files/publications/11364/20191724_TDAT19001ENN_PDF.pdf 2. Internal IMS data at Molteni

Probuphine Summary 21 Probuphine Only product on market to provide six - month, continuous blood levels of buprenorphine for maintenance treatment of OUD in eligible patients U.S. Commercialization Probuphine relaunch showing early signs of positive proof of concept; next step = expand outreach Partnerships Established in EU and Canada; evaluate growth strategies and opportunities in the U.S. • Evaluating co - promotion partners in key growth segments EU Commercialization Initial Probuphine product shipments to Molteni expected in early 2020

Experienced Management Executive Team & Board of Directors 22 Marc Rubin, M.D. Executive Chairman, Director Sunil Bhonsle , M.B.A. President & CEO, Director Kate DeVarney , Ph.D. Executive Vice President & Chief Scientific Officer Dane Hallberg Executive Vice President & Chief Commercial Officer Joseph Akers Director David MacFarlane, Ph.D. Director James McNab , Jr. Director Scott Smith Director Rajinder Kumar, M.D. Director Federico Seghi Recli Board Observer

Investment Highlights 23 Innovative & Proprietary Drug Delivery Platform Refocused Commercialization Strategy Large & Growing Market Opportunity Experienced Management Team

Titan Pharmaceuticals Titan Corporate Presentation | December 2019 Company Confidential | Do Not Copy or Distribute | Copyright © Titan Pharmaceuticals 2019